UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 29, 2005

ADSTAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-15363	22-3666899

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4553 Glencoe Avenue, Suite 325
Marina del Rey, California 90292
(Address Of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code (310) 577-8255

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Matters.
SIGNATURES

Item 8.01 Other Matters.

     On April 29, 2005, after reviewing our plan to regain compliance with the independent director and audit committee requirements set forth in the Nasdaq Stock Market (“Nasdaq”) Marketplace Rules 4350-1(c) and 4350-1(d)(2) (the “Rules”), the staff of Nasdaq (the “Staff”) granted us an extension through June 30, 2005 to regain compliance with the Rules. In their notification, the Staff stated its belief that we had provided a definitive plan evidencing our ability to achieve and sustain compliance with the Rules. Pursuant to our Plan, on April 29, 2005 we appointed Michael J. Jackson, CPA, Executive Vice-President and Chief Financial Officer of AGENCY.COM, a global internet preferred services company, to fill the first of the existing vacancies on our Board.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

AdStar, Inc.
Dated: May 2, 2005	By:	/s/ Leslie Bernhard
Leslie Bernhard, Chief Executive Officer

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